                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD G. BEIMFOHR


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this   15th       day of  February            , 1996.
                          ------------        ---------------------



                              /s/ Edward G. Beimfohr
                              ----------------------------------------------
                              EDWARD G. BEIMFOHR

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               CAROL L. BROOKINS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this      19th          day of    February    , 1996.
                          ------------------        ---------------




                                      /s/ Carol L. Brookins
                                      ----------------------------------------
                                      CAROL L. BROOKINS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                EDWARD M. CARSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this     19th        day of    February    , 1996.
                          ---------------        --------------




                                        /s/ Edward M. Carson
                                       ---------------------------------------
                                       EDWARD M. CARSON

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                DAVID E. FISHER


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this        19th          day of     February    , 1996.
                          --------------------        ----------------




                                      /s/ David E. Fisher
                                      ----------------------------------------
                                      DAVID E. FISHER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                BASIL T.A. HONE


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this         19th         day of      February     , 1996.
                          --------------------        -------------------




                                      /s/ Basil T.A. Hone
                                      -------------------------------------
                                      BASIL T.A. HONE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                BURTON M. JOYCE


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Robert
E. Thompson, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this      19th           day of      February      , 1996.
                          -------------------        -------------------



                                       /s/ Burton M. Joyce
                                       ----------------------------------------
                                       BURTON M. JOYCE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                 ANTHONY W. LEA


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this      21st          day of    February         , 1996.
                          ------------------        --------------------



                                        /s/ Anthony W. Lea
                                       --------------------------------------
                                       ANTHONY W. LEA

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                             WILLIAM R. LOOMIS, JR.


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this     13th          day of     February    , 1996.
                          -----------------        ----------------




                                       /s/ William R. Loomis, Jr.
                                       ---------------------------------------
                                       WILLIAM R. LOOMIS, JR.

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               JOHN R. NORTON III


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this     19th           day of    February     , 1996.
                          ------------------        ----------------




                                       /s/ John R. Norton III
                                       ----------------------------------------
                                       JOHN R. NORTON III

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               REUBEN F. RICHARDS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this   19th             day of   February     , 1996.
                          ------------------        ---------------




                                       /s/ Reuben F. Richards
                                       --------------------------------------
                                       REUBEN F. RICHARDS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                 HENRY R. SLACK


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this   14th             day of   February    , 1996.
                          ------------------        --------------




                                        /s/ Henry R. Slack
                                       -------------------------------------
                                       HENRY R. SLACK

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                FRANCIS G. MEYER


hereby constitute and appoint George H. Valentine, Robert E. Thompson and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as Senior Vice President and Chief Financial Officer of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this     19th           day of      February     , 1996.
                          ------------------        ------------------




                                        /s/ Francis G. Meyer
                                       -----------------------------------------
                                       FRANCIS G. MEYER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               ROBERT E. THOMPSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as Vice President, Controller of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this    19th            day of   February      , 1996.
                          ------------------        ----------------



                                        /s/ Robert E. Thompson
                                       ---------------------------------------
                                      ROBERT E. THOMPSON